SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 19, 2003


                          Sutter Holding Company, Inc.

             (Exact name of registrant as specified in its charter)



           Delaware                    1-15733                  59-2651232
        (State or other              (Commission             (I.R.S. Employer
jurisdiction of incorporation)       File Number)            Identification No.)


                           150 Post Street, Suite 405
                         San Francisco, California 94108

               (Address of principal executive offices) (zip code)

                                 (415) 788-1441
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

Item 2.      Acquisition or Disposition of Assets


On July 18, 2003, the registrant entered into a Securities Exchange Agreement by and between registrant and Anza Capital, Inc., and American Residential Funding, Inc. ("AMRES") (the "Agreement"). The transaction was described more fully in the registrant's Current Report on Form 8-K dated July 31, 2003.

Effective December 19, 2003, the parties to the Agreement entered into a Mutual Rescission of Securities Exchange Agreement whereby they agreed to rescind the transactions contemplated by the Agreement in their entirety, and all parties returned all consideration. Anza returned to the registrant 66,496 shares of registrant's common stock, the registrant returned to AMRES 1,000,000 shares of its Series A Preferred Stock, and the registrant returned to Anza the Warrants it received in connection with the Agreement.



Item 7.      Financial Statements and Exhibits

(3)      Exhibits


Item No.    Description

10.1        Mutual Rescission Of Securities Exchange Agreement






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: December 30, 2003          SUTTER HOLDING COMPANY, INC

                                  By: s/ ROBERT E. DIXON
                                      ------------------
                                      Robert E. Dixon,
                                      Co-Chief Executive Officer











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